Exhibit 24

POWER OF ATTORNEY

The undersigned director of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2015, hereby constitutes and appoints James Hagedorn, Thomas Randal Coleman and Ivan C. Smith, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this _5th_ day of November, 2015.

/s/ BRIAN D. FINN
Brian D. Finn

POWER OF ATTORNEY

The undersigned officer and director of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2015, hereby constitutes and appoints Thomas Randal Coleman and Ivan C. Smith, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this _2nd_ day of November, 2015.

/s/ JAMES HAGEDORN
James Hagedorn

POWER OF ATTORNEY

The undersigned director of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2015, hereby constitutes and appoints James Hagedorn, Thomas Randal Coleman and Ivan C. Smith, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this _2nd_ day of November, 2015.

/s/ ADAM HANFT
Adam Hanft

POWER OF ATTORNEY

The undersigned director of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2015, hereby constitutes and appoints James Hagedorn, Thomas Randal Coleman and Ivan C. Smith, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this _2nd_ day of November, 2015.

/s/ MICHELLE A. JOHNSON
Michelle A. Johnson

POWER OF ATTORNEY

The undersigned director of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2015, hereby constitutes and appoints James Hagedorn, Thomas Randal Coleman and Ivan C. Smith, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this _1st_ day of November, 2015.

/s/ STEPHEN L. JOHNSON
Stephen L. Johnson

POWER OF ATTORNEY

The undersigned director of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2015, hereby constitutes and appoints James Hagedorn, Thomas Randal Coleman and Ivan C. Smith, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this _30th_ day of October, 2015.

/s/ THOMAS N. KELLY JR.
Thomas N. Kelly Jr.

POWER OF ATTORNEY

The undersigned director of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2015, hereby constitutes and appoints James Hagedorn, Thomas Randal Coleman and Ivan C. Smith, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this __2nd_ day of November, 2015.

/s/ KATHERINE HAGEDORN LITTLEFIELD
Katherine Hagedorn Littlefield

POWER OF ATTORNEY

The undersigned director of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2015, hereby constitutes and appoints James Hagedorn, Thomas Randal Coleman and Ivan C. Smith, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this _2nd__ day of November, 2015.

/s/ JAMES F. MCCANN
James F. McCann

POWER OF ATTORNEY

The undersigned director of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2015, hereby constitutes and appoints James Hagedorn, Thomas Randal Coleman and Ivan C. Smith, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this _2nd__ day of November, 2015.

/s/ NANCY G. MISTRETTA
Nancy G. Mistretta

POWER OF ATTORNEY

The undersigned director of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2015, hereby constitutes and appoints James Hagedorn, Thomas Randal Coleman and Ivan C. Smith, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this _2nd_ day of November, 2015.

/s/ JOHN R. VINES
John R. Vines

POWER OF ATTORNEY

The undersigned officer of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2015, hereby constitutes and appoints James Hagedorn and Ivan C. Smith, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this _2nd_ day of November, 2015.

/s/ THOMAS RANDAL COLEMAN
Thomas Randal Coleman